UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 19, 2011

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-31560	98-0648577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Arthur Cox Building

Earlsfort Terrace

Dublin 2

Ireland

(Address of principal executive offices, including zip code)

(353)(1) 618-0517

(Registrant’s telephone number, including area code)

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Asset Purchase Agreement

On April 19, 2011, Seagate Technology plc (the “Registrant”), Seagate Technology International, an exempted company incorporated with limited liability under the laws of the Cayman Islands and a wholly owned subsidiary of the Registrant (the “Buyer”) and Samsung Electronics Co., Ltd., a company incorporated under the laws of the Cayman Islands (the “Seller”), entered into an Asset Purchase Agreement (the “Agreement”) pursuant to which the Buyer will acquire certain assets and assume certain liabilities of Seller relating to the research and development, manufacture and sale of hard-disk drive sets. A copy of the press release announcing the entry into the Agreement is attached hereto as Exhibit 99.1.

Under the terms of the Agreement, the transaction contemplated under the Agreement will be completed upon the satisfaction of certain customary closing conditions, including, without limitation, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, clearance by the European Commission and receipt of certain other similar regulatory approvals from the Republic of Korea, Japan and the People’s Republic of China. Assuming all closing conditions are met, at the closing of the transaction, Seller shall receive $687,500,000 payable in cash and 45,239,490 Ordinary Shares of the Registrant (together, the “Purchase Price”), which Purchase Price may be adjusted as provided in the Agreement. The cash portion of the purchase price will be funded from the Registrant’s cash on hand.

The Agreement also contains certain other covenants and agreements, including, but not limited to, the cooperation of Buyer and Seller in obtaining all necessary regulatory approvals, certain non-competition covenants of Seller, and certain non-solicitation covenants of Buyer and the Registrant.

Seller agreed to indemnify and hold harmless the Buyer and the Registrant, and their respective affiliates, officers, directors, employees, agents and representatives, subject to certain caps and limitations on indemnification set forth in the Agreement, from, against and in respect of any and all losses arising out of or resulting from (i) any inaccuracy in or breach of any representation or warranty made by Seller in the Agreement, (ii) any breach of any covenant, agreement or undertaking made by Seller in the Agreement, or (iii) any excluded liabilities. In addition, the Registrant and the Buyer agreed to indemnify and hold harmless the Seller and its subsidiaries, affiliates, shareholders officers, directors, employees, agents and representatives from (i) any inaccuracy in or breach of any representation or warranty made by the Registrant or the Buyer in the Agreement, (ii) any breach of any covenant, agreement or undertaking made by the Registrant or the Buyer in the Agreement, or (iii) any assumed liabilities.

Shareholder Agreement

In connection with the entry into the Agreement, the Registrant entered into a Shareholder Agreement (the “Shareholder Agreement”) with Seller, to become effective upon the closing of the transactions contemplated by the Agreement. Among other things, the Shareholder Agreement provides for certain transfer restrictions, standstill provisions and voting provisions.  Seller shall have the right to appoint one representative to Registrant’s Board of Directors so long as Seller and its affiliates continue to hold at least 7% of the Registrant’s outstanding Ordinary Shares. Further, the Registrant has agreed, subject to certain exceptions set forth in the Shareholder Agreement, to file a registration statement on or prior to one year following the closing date of the transactions contemplated by the Agreement to register the Ordinary Shares issued to Seller.

Intellectual Property Agreement

On April 19, 2011, Buyer entered into an Intellectual Property Agreement (the “IP Agreement”) with Seller, to become effective upon the closing of the transactions contemplated by the Agreement, pursuant to which Seller shall license to Buyer certain other of Seller’s intellectual property rights and Buyer shall license back to Seller certain of the transferred intellectual property rights and technology transferred to Buyer pursuant to the Agreement.

Additional Elements of the Transaction

Additional elements of the transaction include:

•                  Extending and enhancing an existing cross-license agreement for each of Seller’s and the Registrant’s intellectual property.

•                  A disk drive supply agreement, under which the Registrant will supply disk drives to the Seller for its personal computer, notebook, consumer electronics and other businesses.

•                  A NAND flash memory supply agreement under which the Seller will provide Purchaser with semiconductor products for use in Purchaser’s enterprise solid state drives (SSDs), solid state hybrid drives and other products.

Item 2.02.  Results of Operations and Financial Condition

On April 19, 2011, the Registrant issued a press release and supplemental commentary reporting its financial results for the fiscal quarter ended April 1, 2011.  The press release and supplemental commentary are attached to this Current Report on Form 8-K as Exhibit 99.2 and 99.3 respectively.

The information contained in this Item 2.02 and the related exhibits are “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 3.02.  Unregistered Sales of Equity Securities

The information set forth in Item 1.01 related to the potential issuance of the Registrant’s Ordinary Shares is hereby incorporated by reference under this Item 3.02.  The issuance of the Registrant’s Ordinary Shares will be made pursuant to the exemptions from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated April 19, 2011, of Seagate Technology plc entitled “Seagate and Samsung Announce Broad Strategic Alignment.”
99.2	Press release, dated April 19, 2011, of Seagate Technology plc entitled “Seagate Technology plc Reports Fiscal Third Quarter 2011 Financial Results.”
99.3	Supplemental Commentary, dated April 19, 2011, of Seagate Technology plc entitled “Seagate Technology plc Fiscal Third Quarter 2011 Financial Results.”

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used, the words “anticipates”, “believes”, “expects”, “may”, “should” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements included in this Current Report on Form 8-K include, but are not limited to, statements regarding the expected benefits from the proposed transaction, the financial impact of the proposed transaction to the Registrant’s financials, statements regarding the parties’ ability to consummate the proposed transaction, satisfaction of closing conditions precedent to the consummation of the proposed transaction, the parties’ expectations with respect to integration, the timing for closing the proposed transaction, expected long-term tax rate, the Company’s focus on R&D and operations, and the Company’s progress on new product execution and time-to-market delivery. These forward-looking statements are based on information available to Seagate as of the date of this disclosure. Current expectations, forecasts and assumptions involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks, uncertainties, and other factors may be beyond the company’s control. Information concerning risks, uncertainties and other factors that could cause results to differ materially from those projected in the forward-looking statements is contained in Seagate’s Annual Report on Form 10-K, Form 10-K/A and Quarterly Reports on Form 10-Q as filed with the U.S. Securities and Exchange Commission on August 20, 2010, October 6, 2010, November 3, 2010 and February 3, 2011, respectively, which statements are incorporated herein by reference. These forward-looking statements should not be relied upon as representing Seagate’s views as of any subsequent date and Seagate undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By:	/s/ Patrick J. O’Malley
Patrick J. O’Malley Executive Vice President and Chief Financial Officer

Date:  April 19, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated April 19, 2011, of Seagate Technology plc entitled “Seagate and Samsung Announce Broad Strategic Alignment.”
99.2	Press release, dated April 19, 2011, of Seagate Technology plc entitled “Seagate Technology plc Reports Fiscal Third Quarter 2011 Financial Results.”
99.3	Supplemental Commentary, dated April 19, 2011, of Seagate Technology plc entitled “Seagate Technology plc Fiscal Third Quarter 2011 Financial Results.”